                                                                  EXHIBIT 10.8.2

                                                 PETROLEUM AND NATURAL GAS LEASE


[Saskatchewan Energy and Mines Logo]


Withdrawn from:         06-Jun-2000 Sale PCL322

This Agreement, Effective 06-Jun-2000

BETWEEN:

HER MAJESTY THE QUEEN in Right of the Province of Saskatchewan, as represented by the Minister of Energy and Mines, (the "Lessor"),

                                     -and-

GEOCAN ENERGY INC.                           70.000%

TIMBERWOLF ENERGY INC.                       20.000%

TIMBERWOLF RESOURCES LTD.                    10.000%

the ("Lessee")

GRANT
-----

1. In consideration of the rents and royalties reserved and excepted in this Lease, and subject to:

       (a)   the terms and conditions of this Lease; and

       (b) The Crown Minerals Act (the "Act") and any applicable regulations (the "Regulations") made or continued under that Act, including but not limited to The Petroleum and Natural Gas Regulations, 1969 (the "Petroleum Regulations"), as that Act or those Regulations may be amended, revised, or substituted from time to time;

the Lessor grants and leases to the Lessee the right to explore for, work, recover, remove, and dispose of, the petroleum and natural gas within the meaning of the Petroleum Regulations, (the "Petroleum"), insofar as the Petroleum is the property of the Lessor and the Lessor has the right to grant the same, that may be found within, upon or under the following lands (the "leased area"):





PETROLEUM AND NATURAL GAS FROM THE SURFACE TO THE TOP PRECAMBRIAN

LOCATION                 SEC             TWP            RGE             MER

NE                       32              48             27              3

Total Hectares: 64.75      Total Acres: 160.00            (more or less)

HERITAGE SENSITIVE










TERM
----

2. The term of this Lease shall be for a period ending five years from the first day of April, 2001, provided that this Lease will be continued at the expiration of this term if the requirements for continuance in the Petroleum Regulations have been satisfied by the Lessee.

                                  LESSEE COPY

INDEMNITY
13. The Lessee shall keep harmless and indemnify the Lessor, its Ministers, officials, agents and employees, past, present and future, from and against all actions, suits, claims and demands arising out of or in connection with the operations carried on by the Lessee, its employees, agents, licensees and contractors, deriving from this Lease.

ERRORS
14. The Lessor may at any time by notice in writing to the Lessee revise this Lease to correct errors.

LESSOR
15. For the purposes of this Lease, "Lessor" includes any person appointed by the Lessor to perform and exercise any of the duties imposed and powers conferred by this Lease, the Act and the Regulations.

NOTICES
16. Any notice or document required to be given or served pursuant to this Lease, the Act or the Regulations shall be given or served by personal service or registered mail to:

               Saskatchewan Energy and Mines
               1914 Hamilton Street
               REGINA, Saskatchewan S4P 4V4

In the case of the Lessee, at the address for service as indicated by the records of the department pursuant to Section 82 of the Petroleum Regulations.

ENUREMENT
17. This Lease shall enure to the benefit of and shall be binding upon the parties to this Lease and their respective heirs, executors, administrators, successors and assigns.

HEADINGS
18. The headings used in this Lease are for convenience of use only and shall not be considered in the interpretation of this lease.

IN WITNESS WHEREOF the Lessor and the Lessee have executed this Lease. SIGNED, SEALED AND DELIVERED


                                        [SEAL]

                                        /s/ ANDY BURKHARDT
                                        -----------------------------------
                                        LESSOR
                                        Director of Geology &
                                        Petroleum Lands Branch


                                        GEOCAN ENERGY INC.

                                        [SEAL]

                                        /s/ WAYNE WADLEY
-------------------------------         -----------------------------------
WITNESS                                 LESSEE
with affidavit                          with seal   Wayne Wadley
                                                    President


                                        TIMBERWOLF ENERGY INC.

                                        [SEAL]

                                        /s/ WAYNE WADLEY
                                        -----------------------------------
                                                    Wayne Wadley
                                                    President



                                        TIMBERWOLF RESOURCES LTD.

                                        [SEAL]

                                        /s/ WAYNE WADLEY
                                        -----------------------------------
                                                    Wayne Wadley
                                                    President